EXHIBIT 10.07


         LETTER AGREEMENT, DATED AS OF APRIL 9, 1999, AMONG THE COMPANY,
                   L. WAYNE KILEY AND QUALITY ASSOCIATES, INC.

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                                 L. WAYNE KILEY



                                                  April 9, 1999


Computer Marketplace, Inc.
1171 Railroad Street
Corona, CA  91720
Attention: The Board of Directors

Gentlemen:

         I am writing to you to confirm our agreement with respect to the cancellation of certain indebtedness of Computer Marketplace, Inc. to me and Quality Associates, Inc., a company controlled by me.

         It is my understanding that in exchange for the items listed below (under A,B,C, and D), I will forgive the following obligations of the Company:

         1. Waive all rights to accrued and unpaid compensation and all payments (in cash , securities or otherwise) that may be due to me under that certain Employment Agreement dated October 1992 and as amended in October 1996 between me and the Company (collectively, the "Employment Agreement Obligations") which amount is currently $314, 135; and

         2. Waive all rights to accrued and unpaid rent and all payments (in cash, securities or otherwise) that are or may become due to Quality Associates, Inc. under that certain Commercial Lease dated December 1, 1997 between Quality Associates and the Company (collectively, the "Lease Agreement Obligations") which amount is currently $64,536; and

         3. Except for the Company's obligations under this letter agreement, waive all rights to receive any payments by the Company under rights I may
possess   contractually   or  under  federal,   state,   or  local  law  ("Other
Obligations").

         In exchange for my waiver of the Employment Agreement Obligations, the Lease Obligations, and the Other Obligations, the Company agrees as follows:

         A. That the following options (the "LWK Options") to purchase shares of the Company's Common Stock have been validly issued, are in full force and effect and the Company agrees upon valid exercise to issue the appropriate number of shares:

         (i) options to purchase 661,667 shares of the Company's common stock at an exercise price of $.60 per share at any time prior to December 31, 2001; and


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         (ii) options to purchase 29,167 shares of the Company's common stock at an exercise price of $.60 per share at any time prior to January 2, 2000.

         (iii) options to purchase 100,000 shares of the Company's common stock at an exercise price of $.60 per share at any time prior to December 31, 2002.

         B. That the following options (the "Other Options") to purchase shares of the Company's Common Stock have been validly issued, are in full force and effect and the Company agrees upon valid exercise to issue the appropriate number of shares:

NAME OF OPTIONHOLDER       NUMBER OF OPTIONS   EXERCISE PRICE($)       EXP. DATE
--------------------       -----------------   -----------------       ---------
Sharon Allen                    20,000                 1.00             12/31/01
Bruce Bowen                      7,500                 1.00             12/31/01
Brian Hintergardt               33,333                 1.00             12/31/01
Leon Kiley                      10,000                 1.00             12/31/01
Pat Martin                       9,500                 1.00             12/31/01
Patty O'Leary                   53,000                 1.00             12/31/01
Stephanie West                  10,000                 1.00             12/31/01
Joe Achten                      30,000                 1.00             12/31/01
Tom Evans                       30,000                 1.00             12/31/01
Berlack Israels                 40,000                 1.00             12/31/01
Bernstein & Wasserman           60,000                 1.00             12/31/01
John Mooney                     35,000                 1.00             12/31/01
Nancy Kiley                        833                 1.68             01/02/00
Joe Achten                         833                 1.68             01/02/00
Brian Hintergardt                8,333                 1.68             01/02/00
Tom Evans                          833                 1.68             01/02/00
Berlack Israels                  1,667                 1.68             01/02/00
Joe Achten                     200,000                 0.50             12/31/02

         C. That the Company will honor the registration rights described in Exhibit A attached hereto with respect to the shares issuable under the LWK Options and the Other Options.

It is agreed and understood that the foregoing option holders may rely upon this commitment to register such shares of common stock as if such individuals were a party to this letter agreement.

         D. That the Company will transfer ownership, title and possession to me of the office equipment and furniture listed on Exhibit B.

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         If you are in  agreement  with  the  foregoing,  please  indicate  your acceptance of the terms of this letter agreement by signing in the space provided below:

                                            Very truly yours,


                                            /s/ L. WAYNE KILEY
                                            -------------------------------
                                            L. Wayne Kiley


Agreed to and Accepted as of the date first written above:


/s/ THOMAS EVANS
-------------------------
Thomas Evans


abstaining
-------------------------
Nancy Kiley

/s/ J.R. ACHTEN
-------------------------
J.R. Achten


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